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                                  EXHIBIT 10.36

                                 FIFTH AMENDMENT
                                       OF
                         USG CORPORATION RETIREMENT PLAN

            (As Amended and Restated Effective as of January 1, 1999)

      WHEREAS, USG Corporation Retirement Plan (the "plan") is maintained by USG Corporation (the "company"), which plan was amended and restated on December 29, 1999, effective as of January 1, 1999; and

      WHEREAS, it now is deemed desirable and in the best interests of the employers under the plan and their employees to further amend the plan;

      NOW, THEREFORE, pursuant to the amending power reserved to the company under subsection 14.1 of the plan, the plan is further amended, as follows:

      1. By substituting the following for subsection 2.1 of the plan, effective June 27, 2005:

      "2.1 Covered Employee, Participant, Eligibility Date

            The term `covered employee' means an employee who is a member of a group of employees of an employer to which the plan has been and continues to be extended by the company or by agreement, and who, effective January 1, 2000, is not classified by the employer as a temporary employee. The term `participant' means an employee of a USG Company who, after becoming eligible for participation in the plan, is enrolled in the plan pursuant to this Section 2 and also means a former employee of the USG Companies who either is receiving benefits under the plan or is entitled to receive benefits under the plan commencing on a future date. The term `eligibility date' means for any employee the date that is determined, in accordance with uniform and consistent rules established by the committee, by reference to (and not later than the 90 days after) the date on which the employee first performs an hour of service as a covered employee. In the case

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      of an employee who declines to make contributions under subsection 2.5 when the employee is first eligible to do so, the term `eligibility date' means the first subsequent pay date after the employee's enrollment form is received and processed by the employee's employer, as determined in accordance with rules established by the committee. In the case of a former employee who is reemployed by an employer, the term `eligibility date' also includes any other date described in subparagraphs 9.1(a) and 9.2(b) on which such employee is entitled to become enrolled in the plan. If an employee of a USG Company becomes a covered employee more than six months after the date the employee completes twelve months of employment with the USG Companies, the date the employee so becomes a covered employee also shall be an `eligibility date.' For purposes of determining eligibility to become a participant in the plan, the term `employee' for any plan year means any individual who is treated and/or classified by the employer for such plan year as an employee for purposes of employment taxes and wage withholding for Federal income tax. Except as specifically provided in subparagraph 2.8(c), individuals who perform services for an employer as independent contractors, leased employees, or through agencies are not employees of the employer and therefore are not eligible for benefits under this plan. If an individual is not considered to be an employee of an employer for purposes of employment taxes and wage withholding, a subsequent determination by the employer, any governmental agency or court that the individual is a common law employee of the employer, even if such determination is applicable to prior years, will not have a retroactive effect for purposes of eligibility to participate in the plan for any plan year. A temporary employee is an employee who is classified as such by the employer and is employed usually for less than 90 days with a specified date beyond which employment will not continue; interns (i.e. students who are employed during summer and other vacations) and co-op students (i.e. students who receive school credit for employment with the employer) are considered temporary employees."

      2. By substituting the following for subparagraph 5.5(a), effective March 28, 2005:

            "(a) If the lump sum actuarially equivalent value of the participant's accrued benefits derived from employer contributions does not exceed $5,000 (but subject to the consent requirements set forth in subparagraph 7.8(a) if the lump sum actuarially equivalent value of the participant's total accrued benefits exceeds $1,000), the lump sum payment will be an amount equal to the lump sum actuarially equivalent value of the participant's total accrued benefits. Unless the participant subsequently is reemployed by an employer and again becomes an active participant and makes the required contributions, no other benefits shall be payable under the plan to, or with respect to, the participant."

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      3. By substituting "$1,000" for "$5,000" where the latter appears in subsection 5.11 of the plan, effective March 28, 2005.

      4. By substituting the following for subsection 5.11 of the plan, effective June 27, 2005:

      "5.11 Benefit Commencement Consent Requirements

            If the lump sum actuarially equivalent value of a participant's nonforfeitable accrued benefits is greater than $1,000, written consent of the participant and, if the participant has an eligible spouse at the time of the commencement of the distribution of such benefits, the participant's eligible spouse, shall be required before the commencement of the distribution of any part of the participant's accrued benefits as described in subparagraph 7.8(a). No consent shall be required for any payment to a survivor other than an eligible spouse."

      5. By substituting the following for subparagraph 6.3(a) of the plan, effective March 27, 2005:

            "(a) If the lump sum actuarially equivalent value of the participant's accrued benefits derived from employer contributions does not exceed $5,000 (but subject to the consent requirements set forth in subparagraph 7.8(a) if the lump sum actuarially equivalent value of the participant's total accrued benefits exceeds $1,000), the lump sum payment will be an amount equal to the lump sum actuarially equivalent value of the participant's total accrued benefits. Unless the participant subsequently is reemployed by an employer and again becomes an active participant and makes the required contributions, no other benefits shall be payable under the plan to, or with respect to, the participant."

      6. By substituting $1,000" for "$5,000" where the latter appears in subsection 6.7 of the plan, effective March 28, 2005.

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      7. By substituting the following for subsection 6.7 of the plan, effective
June 27, 2005:

      "6.7 Benefit Commencement Consent Requirements

            If the lump sum actuarially equivalent value of a participant's nonforfeitable accrued benefits is greater than $1,000, written consent of the participant and, if the participant has an eligible spouse at the time of the commencement of the distribution of such benefits, the participant's eligible spouse, shall be required before the commencement of the distribution of any part of the participant's accrued benefits as described in subparagraph 7.8(a). No consent shall be made for any payment to a survivor who is not an eligible spouse."

      8. By substituting "$1,000" for "$5,000" where the latter appears in subparagraph 7.8(a) and in subsection 7.9 of the plan, effective March 28, 2005.

      9. By substituting the following for subsection 7.9 of the plan, effective June 27, 2005:

      "7.9 Payment of Small Amounts

            If the lump sum actuarially equivalent value of a participant's accrued benefits (as defined in subparagraph 7.10(a)) does not exceed $1,000, or if the participant's accrued benefits are payable to a participant's eligible spouse because of the death of the participant before the participant's benefit commencement date and the lump sum actuarially equivalent value of such benefits does not exceed $1,000, a lump sum payment equal to the lump sum actuarially equivalent value of such benefits shall be paid to the participant, or the participant's eligible spouse, as the case may be. For purposes of this subsection, the lump sum actuarially equivalent value shall be determined in accordance with paragraph A-4 of Exhibit A. If a participant's accrued benefits derived from employer contributions are zero, the participant shall be deemed to have received a distribution of such benefits."

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      IN WITNESS WHEREOF, the company has caused these presents to be signed by its officer thereunto duly authorized this 4th day of August, 2005.

                                          USG CORPORATION

                                          By: /s/ Peter K. Maitland
                                              ----------------------------------
                                              Vice President, Compensation
                                              Benefits And Administration

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